UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 30, 2006

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service – Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119
(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On August 30, 2006, Helmerich & Payne, Inc. (“Registrant”) issued a press release announcing conference participation and rig construction update.  The Registrant also announced estimated capital cost increases for 66 new Flexrigs®.  A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99	Helmerich & Payne, Inc. Press Release dated August 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/S/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: August 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

99	Helmerich & Payne, Inc. Press Release dated August 30, 2006